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                                                             EXHIBIT 10.1(c)(2)
                                                             ------------------

                                EKCO GROUP, INC.
                                   SCHEDULE TO
                   FORM OF RESTRICTED STOCK PURCHASE AGREEMENT

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     Each of the following employees of the Company has a Restricted Stock
Purchase Agreement with the Company which covers the following blocks of restricted shares pursuant to the Company's 1984 Restricted Stock Plan and/or 1985 Restricted Stock Plan which is identical in form to the foregoing Form of Restricted Stock Purchase Agreement except as to the date of the Agreement and the number of shares in each such Performance Block:

                        Date of
Name and Job Title(s)   Agreement                 No. of Shares in Performance Block for Each Year Noted
---------------------   ---------                 ------------------------------------------------------
                                                    1995       1996        1997        1998        1999

Donato A. DeNovellis      01/01/95    1984 Plan:   3,016       1,840         -0-         -0-         -0-
Executive Vice Presi-                 1985 Plan:     -0-       6,176       8,016       8,016       8,016
dent, Finance & Admi-
nistration, & Chief
Financial Officer

Stuart W. Cohen           06/12/95    1985 Plan:   1,998       3,592       3,592       3,592       3,592
Vice President,
Strategic Planning
& Business Development

John T. Haran             02/06/96    1984 Plan:     -0-       3,333       3,333       3,333       3,333
Vice President and
Treasurer

Brian R. McQuesten        01/01/95    1984 Plan:   1,675         -0-         -0-         -0-         -0-
Vice President &                      1985 Plan:     741       2,416       2,416       2,416       2,416
Controller

Robert Varakian           07/23/96    1985 Plan:     -0-       2,500       2,500       2,500       2,500
Vice President,
Marketing

Jeffrey A. Weinstein      01/01/95    1984 Plan:   3,723         -0-         -0-         -0-         -0-
Executive Vice Presi-                 1985 Plan:   1,657       5,380       5,380       5,380       5,380
dent, Secretary &
General Counsel

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